SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT FORM

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

NewMil Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16455	06-1186389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Main Street, P.O. Box 600, New Milford, CT  06776
(Address of principal executive offices)               (Zip code)

(860) 355-7600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 2.02. Results of Operations and Financial Condition

In a press release dated October 20, 2004 attached to this 8-K as Exhibit 99, the Company announced quarterly earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEWMIL BANCORP, INC.
Registrant

October 20, 2004
/s/ B. Ian McMahon
B. Ian McMahon
Its: Senior Vice President

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